                                                                    EXHIBIT 10.7

                               SCIENTIFIC-ATLANTA
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                               AMENDED AND RESTATED MAY 16, 2001


                            Article I - Introduction
                            ------------------------

     1.1  Name of the Plan
          ----------------

     This Plan shall be known as the Scientific-Atlanta Executive Deferred Compensation Plan.

     1.2  Purpose of Plan
          ---------------

     The purpose of the Plan is to provide eligible executives of Scientific-Atlanta, Inc., a Georgia corporation, and its subsidiaries the opportunity to defer cash compensation payable to them for services to Scientific-Atlanta, Inc. and its subsidiaries.

     1.3  Date of Plan
          ------------

     This Scientific-Atlanta Executive Deferred Compensation Plan was originally made at Norcross, Georgia, on the 19th day of May, 1993, for the benefit of certain employees of Scientific-Atlanta, Inc. and its subsidiaries.

                            Article II - Definitions
                            ------------------------

     For purposes of this Plan, the following words and phrases shall have the meanings and applications set forth below:

     2.1  Annual Incentive Plan Payment
          -----------------------------

     The short-term executive incentive payment, if any, earned by a Participant in the year preceding a Plan Year and payable by the Employer to the Participant in the Plan Year.

     2.2  Beneficiary
          -----------

     A person or entity designated in accordance with the terms and conditions of this Plan to receive benefits upon the death of a Participant.


     2.3  Compensation Deferral Election
          ------------------------------

     Each election made by a Participant to defer a portion of his or her Compensation by executing and submitting an Election Form.

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     2.4  Compensation
          ------------

     The total of a Participant's Salary, Annual Incentive Plan Payment, Long-Term Incentive Plan ("LTIP") Payments, any other incentive payments (including the cash value of restricted stock awards vesting under the LTIP) approved by the Plan Committee ("Other Incentive Compensation"), amounts to be received by the Participant under the Executive Deferred Compensation Plan of Scientific-Atlanta, Inc. originally adopted on December 1, 1985 ("1985 Plan Payments"), any amounts to be received by the Participant under any Severance Protection Agreement with, or Severance Protection Plan of, Scientific-Atlanta, Inc. ("Severance Payments") and any amounts to be received by the Participant under the Scientific-Atlanta, Inc. Supplemental Executive Retirement Plan ("SERP Payments"), which are payable to the Participant by the Employer during a Plan Year. Compensation shall be calculated before reduction for taxes or for compensation deferred pursuant to this Plan.

     2.5  Deferred Benefit Account
          ------------------------

     An account maintained pursuant to and in accordance with the terms and conditions set forth in Article V hereof by or on behalf of the Employer for each Compensation Deferral Election made by a Participant under this Plan.

     2.6  Deferred Benefit Commencement Date
          ----------------------------------

     The date irrevocably designated by a Participant with respect to each Compensation Deferral Election as the date on which the payment of the Deferred Benefits that accumulate as a result of such elections are to begin.

     2.7  Deferred Benefits
          -----------------

     The amounts payable pursuant to this Plan to a Participant or to his or her Beneficiary or estate following the Participant's termination of employment, the Deferred Benefit Commencement Date, determination of Total Disability, or death.

     2.8  Determination Date
          ------------------

     The last day of each Plan Year.

     2.9  Election Amount
          ---------------

     The amount of Salary, Annual Incentive Plan Payment, Long-Term Incentive Plan Payment, Other Incentive Compensation, 1985 Plan Payments, Severance Payments or SERP Payments to be deferred pursuant to a single Compensation Deferral Election.

     2.10  Election Form
           -------------

     The form completed by a Participant in order to make one or more
Compensation

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Deferral Elections, as the same may be amended or revised as herein permitted.

     2.11  Eligible Compensation
           ---------------------

     The total of a Participant's Salary and Annual Incentive Plan Payment or sales incentive payments, payable by the Employer to a Participant during a calendar year.

     2.12  Employer
           --------

     Scientific-Atlanta, Inc. or any of its majority owned subsidiaries.

     2.13  Employment Termination Date
           ---------------------------

          The date of a Participant's termination of employment, determination of Total Disability, or death, whichever is applicable.

     2.14  Fixed Income Fund
           -----------------

     The Fixed Income Fund provides an annual rate of interest equal to the average of Moody's Long Term Industrial Bond Rate for the ninety (90) day period ending on the March 1st preceding the commencement of each Plan Year (rounded to the next highest one-half (1/2) percentage point), plus 1%, which shall be credited to that portion of a Participant's Deferred Benefit Account invested in the Fixed Income Fund during the Plan Year. Provided, however, that with respect to any 1985 Plan Payments deferred under this Plan, the interest rate to be credited to each Deferred Benefit Account established for any such deferral shall be 14% per annum. Except as otherwise provided by Section 6.2(b) hereof, interest shall accrue, at the interest rate in effect from time to time, on any amounts credited to the Fixed Income Fund from the date on which the amount is credited until it is paid to the Participant.

     2.15  Insurance Fund
           --------------

     The fund available to eligible Participants for use in purchasing life insurance. Amounts credited to an Insurance Fund shall be used to pay premiums on life insurance insuring the life of the Participant, or, at the Participant's election, the lives of the Participant and his or her spouse on a joint and survivor basis, pursuant to such policies of insurance, and with such insurers, as the Plan Committee may determine from time to time. The Company shall be the owner of such insurance policy or policies, and the proceeds thereof shall be payable as provided in an insurance payment proceeds agreement to be entered into between the Participant and the Company.

     2.16  Long-Term Incentive Plan Payment
           --------------------------------

     The long-term performance payment, if any, earned by a Participant during the performance period immediately preceding the Plan Year and payable by the Employer to the Participant in the Plan Year.

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     2.17  Other Incentive Compensation
           ----------------------------

     This term is defined in Section 2.4.

     2.18  Participant
           -----------

     An employee of the Employer who is eligible to participate in this Plan according to the criteria adopted from time to time by the Plan Committee and who elects to participate in this Plan.

     2.19  Plan
           ----

     This Scientific-Atlanta Executive Deferred Compensation Plan, as amended from time to time.

     2.20  Plan Committee
           --------------

     The Human Resources and Compensation Committee of the Board of Directors of Scientific-Atlanta, Inc. or such other committee as shall be designated by the Board of Directors from time to time.

     2.21  Plan Year
           ---------

     The period beginning on the first day of July of each calendar year and ending on and including the last day of June of the next calendar year.

     2.22  Salary
           ------

     The base salary, including any raises in salary, earned by a Participant in connection with his or her employment with the Employer and payable to a Participant by the Employer in a Plan Year.

     2.23  Savings Match
           -------------

     This term is defined in Section 5.3.

     2.24  Savings Match Account
           ---------------------

     An account maintained pursuant to and in accordance with the terms and conditions set forth in Article V hereof.

     2.25  SERP Payments
           -------------

     This term is defined in Section 2.4.

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     2.26  Severance Payments
           ------------------

     This term is defined in Section 2.4.

     2.27  Total Disability
           ----------------

     A physical or mental condition which is expected to be totally and permanently disabling as determined in accordance with the terms and conditions of the long-term disability insurance plan currently or most recently maintained by the Employer for the benefit of the Participant claiming to be totally disabled.

     2.28  1985 Plan Payments
           ------------------

     This term is defined in Section 2.4.

     2.29  401(k) Plan
           -----------

     This term is defined in Section 5.3.


                  Article III - Eligibility and Participation
                  -------------------------------------------

     3.1  Eligibility
          -----------

     Employees who are eligible to participate in this Plan will be identified by the Plan Committee according to criteria adopted from time to time by the Plan Committee. Only Employees designated by the Plan Committee as eligible to participate in the Insurance Fund will be eligible to defer Election Amounts into the Insurance Fund. Such identification shall be conclusive and binding upon all persons.

     3.2  Participation
          -------------

     The Plan Committee shall notify in writing each employee who becomes eligible to participate in this Plan of his or her eligibility. Eligible employees may participate in this Plan by submitting an Election Form in accordance with Section 4.1 hereof. Such election to participate shall be effective upon the receipt and acceptance by the Plan Committee of such Election Form.

     3.3  Additional Compensation
          -----------------------

     A Participant shall receive the Deferred Benefits provided for herein in addition to any compensation or other benefits paid or provided to the Participant by the Employer. In the event that a Participant's participation in this Plan shall cause the Participant to receive a reduced benefit under any pension plan maintained by the Employer for the benefit of the Participant, then the Employer shall pay the Participant, at the same time and in the same manner as would have been paid under such pension plan, the additional pension benefits that the Participant would have received under such pension plan if the Participant had not participated in this Plan,

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unless the Participant is entitled to receive such additional pension benefits under some other plan maintained by the Employer for the benefit of the Participant.

                       Article IV - Compensation Deferral
                       ----------------------------------

     4.1  Compensation Deferral Election
          ------------------------------

     A Participant shall make a Compensation Deferral Election by executing and submitting to the Plan Committee an Election Form. The Election Form shall specify the Election Amount, the Deferred Benefit Commencement Date, the method of payment of the Deferred Benefits attributable to the election, the Beneficiary selected by the Participant to receive such Deferred Benefits in the event of the Participant's death, the investment option(s) selected pursuant to
Section 5.4, and any optional payment instructions for involuntary termination of employment, disability and death. An election to defer future Salary may be made either before or during the Plan Year, provided, however, that any such election must be submitted to the Plan Committee at least thirty (30) days prior to the applicable fiscal quarter and must apply to at least the entire fiscal quarter. An election to defer all or a portion of the payment of any Annual Incentive Plan Payment, a Long-Term Incentive Plan Payment, Other Incentive Compensation, 1985 Plan Payments, Severance Payments or SERP Payments must be made at least ninety (90) days prior to the date the Participant is entitled to receive such payment. Subject to the limitations in Section 5.4 relating to changing investment options, a Participant may revise or change any election or instruction contained in any Election Form, other than the Election Amount, by submitting to the Plan Committee a revised Election Form at least ninety (90) days prior to the effective date of such revision or change.

     4.2  Election Amounts
          ----------------

     Each Election Amount shall be selected as follows:

     (a) With respect to Salary, a participant may defer a specified percentage of the Salary which the Participant will earn and receive during the balance of the Plan Year. Percentage deferrals must be in increments of five percentage points. A Participant may elect to defer up to 100% of his/her Salary, provided that such deferral will be reduced by amounts necessary to pay the Participant's portion of applicable taxes and other deductions which the Participant may have authorized.

     (b) With respect to an Annual Incentive Plan Payment, a Long-Term Incentive Plan Payment, Other Incentive Compensation, 1985 Plan Payments, Severance Payments or SERP Payments, a Participant may defer either a specified percentage of the entire payment or a specified percentage of the payment above a stated dollar amount; provided, however, that any such percentage must be an increment of five percentage points.

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     4.3  Investment Election
          -------------------

     A Participant shall specify in his or her Compensation Deferral Election the percentage of the Election Amount to be credited to the investment options listed in Section 5.4(d), as modified from time to time by the Plan Committee.

     4.4  Reduction of Compensation
          -------------------------

     The Employer shall deduct Election Amounts deferred from a Participant's Salary ratably over each remaining pay period in the Plan Year. The Employer shall deduct Election Amounts deferred from an Annual Incentive Plan Payment, a Long-Term Incentive Plan Payment, Other Incentive Compensation, 1985 Plan Payments, Severance Payments or SERP Payments at the time such payment is otherwise payable.

     4.5  Deferred Benefit Commencement Date
          ----------------------------------

     Except as otherwise provided in Article VI hereof, and except for amounts deposited into the Insurance Fund, a Participant shall specify in his or her Compensation Deferral Election a Deferred Benefit Commencement Date for the Election Amount to be deferred pursuant to such Compensation Deferral Election. The permissible Deferred Benefit Commencement Dates are (i) a set date which is no earlier than July 1 following the end of the Plan Year in which the Election Amount is deferred; (ii) the Participant's Employment Termination Date, or (iii) a date which is either the fifth or tenth anniversary of the Participant's Employment Termination Date. The term "Retirement" used as a designation on any Election Form for a Deferred Benefit Commencement Date shall mean the Participant's Employment Termination Date.

     4.6  Deferred Benefit Commencement Date; Method of Payment
          -----------------------------------------------------

     (a) Except as otherwise provided in Article VI hereof, the Election Amounts that accumulate in a Deferred Benefit Account as a result of a Participant's making a Compensation Deferral Election will be paid by the Company to the Participant in the manner and commencing on the Deferred Benefit Commencement Date designated with respect to the Compensation Deferral Election in an Election Form.

     (b) Except as otherwise provided in Article VI hereof, the Participant may elect to receive payment of the Deferred Benefits held in the form of cash, which Deferred Benefits are attributable to a Compensation Deferral Election and which are held in any investment option (other than the Insurance Fund), pursuant to one of the following methods:

          (1) Annual, semi-annual or quarterly installments payable over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement Date; or

          (2) A single lump sum payment of the entire balance of the respective Deferred Benefit Account, determined as of the Deferred Benefit Commencement Date and payable as soon as administratively practicable thereafter.

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     4.7  Designation of Beneficiaries
          ----------------------------

     A Participant shall designate a Beneficiary with respect to each Compensation Deferral Election and may change the Beneficiary designation with respect to any Compensation Deferral Election at any time by submitting to the Plan Committee a revised Beneficiary designation in writing reflecting the change.

                     Article V - Deferred Benefit Accounts
                     -------------------------------------

     5.1  Deferred Benefit Accounts
          -------------------------

     The Employer shall cause to be established and maintained a separate Deferred Benefit Account for each Compensation Deferral Election. The Employer shall credit the Election Amount (less any amount that the Employer may be required from time to time to withhold pursuant to federal, state or local law) deferred pursuant to each such Election Form to the Participant's appropriate Deferred Benefit Account, and to the investment option selected by the Participant pursuant to Section 5.4(d), as of the date deferred from Participant's Compensation as provided in Section 4.1 hereof.

     5.2  Determination of Deferred Benefit Account
          -----------------------------------------

     As of each Determination Date, the current balance of a Participant's Deferred Benefit Account shall be the sum of (i) the value of all investment options selected by the Participant under Section 5.4(d) as of the Determination Date, plus (ii) the value, as of the Determination Date, of Participant's
      ----
Savings Match Account (as defined below).

     5.3  Determination of Savings Match Account Balance
          ----------------------------------------------

     Beginning January 1, 2001, the Employer shall cause to be established and maintained a separate Savings Match Account for each Participant (i) whose Eligible Compensation exceeds $170,000, as adjusted by 401(a)(17) and (ii) who contributed either (a) 6% of his Eligible Compensation for the preceding calendar year or (b) $10,500 (as adjusted by 402(g)) of his Eligible Compensation in the preceding calendar year, to the Scientific-Atlanta, Inc. Voluntary Employee Retirement and Investment Plan (the "401(k) Plan"). On or before January 31 of each calendar year, the Plan Committee shall credit to the Participant's Savings Match Account an amount equal to the additional matching contribution that would have been made under the 401(k) Plan had the amount(s) of the Compensation Deferral Election(s) for the preceding calendar year been contributed to the 401(k) Plan and the compensation or deferral limits under Sections 401(a)(17) and 402(g) of the Code had not applied to the 401(k) Plan (the "Savings Match"); provided, however, for calendar year 2000, only the amounts deferred from Eligible Compensation after July 1, 2000, shall be eligible for any Savings Match. The Plan Committee shall credit the Savings Match to the investment options in the same proportion as the Compensation Deferral Election(s) that were made throughout the preceding calendar year, except that the Savings Match attributable to the Insurance Fund for the Participant shall be placed in the Fixed Income Fund for such Participant. The Plan Committee shall provide a retroactive credit to the Savings Match Account in an amount equal to earnings attributable to the Savings Match based on the investment options that the Participant selected under the Plan.

     5.4  Investment Options
          ------------------

     (a) Beginning July 1, 2000, subject to the limitations of Section 3.1, a Participant may select one or more investment options listed in 5.4(d) for each Compensation Deferral Election relating to Compensation deferred under the Plan on or after July 1, 2000. Any investment option selection must specify the percentage of the amount specified in the Compensation Deferral Election to be invested in each investment option in 1% increments. All deferrals made to the Plan prior to July 1, 2000 shall remain in the Fixed Income Fund, except that Insurance Fund Participants may transfer all or a portion of the pre-July 1, 2000 Fixed Income Fund balance to the Insurance Fund at any time.

     (b) Any investment option selection made by a Participant for the investment of his Account shall be made in accordance with this section. The Participant shall make the initial investment option selection on a form provided by the Plan Committee. Thereafter the Participant may modify his initial investment option selection for past amounts deferred and/or for future deferrals by notifying the Plan Committee or its designated agent of the modification in the manner permitted under the Plan Committee's guidelines. A Participant may modify his investment option selection during the ten-day period commencing on July 1 of each year, except that Participants eligible to participate in the Insurance Fund may modify their investment option from any investment option to the Insurance Fund at any time. Any investment option modification shall be implemented as soon as administratively practicable following the Plan Committee's receipt of a written investment option selection modification. An investment option selection for a Compensation Deferral Election shall remain in effect until superseded by a subsequent investment option selection modification, or until the complete distribution of the Participant's Deferred Benefits related to that Compensation Deferral Election.

     (c) If a Participant fails to submit an investment option selection for a Compensation Deferral Election, or if a Participant's investment option selection does not equal 100%, the portion of the Participant's Compensation Deferral Election that is not subject to an investment option selection shall be invested in the Fixed Income Fund.

     (d) The investment options offered by the Plan are:

         (i)    Fixed Income Fund (defined in Section 2.13);
         (ii)   Insurance Fund (defined in Section 2.15); and
         (iii) Such other investment options as are made available under the Plan by the Plan Committee from time to time.

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     5.5  Statement of Accounts
          ---------------------

     Within ninety (90) days after each Determination Date, the Plan Committee shall submit to each Participant a statement in such form as the Plan Committee shall deem desirable, setting forth a summary of the Compensation Deferral Elections made, the current balances of the Deferred Benefit Accounts maintained for the Participant as of the Determination Date, and the current balance of the Savings Match Account maintained for the Participant as of the Determination Date.

                   Article VI - Payment of Deferred Benefits
                   -----------------------------------------

     6.1  General
          -------

     Except as otherwise provided herein, Deferred Benefits in each Deferred Benefit Account shall be payable to a Participant upon the Deferred Benefit Commencement Date for such Account and pursuant to the manner of payment selected by the Participant on the applicable Election Form or any permitted modification thereof. If the Participant has elected to receive such Deferred Benefits in installments, the amount payable in the first year of such installments shall be an amount that will fully amortize the balance in the Participant's Deferred Benefit Account determined as of the Deferred Benefit Commencement Date over the five, ten, or fifteen year period. Thereafter, the amount payable in each succeeding year shall be adjusted to an amount that will fully amortize the remaining balance in such Deferred Benefit Account over the remaining years in the aforesaid five, ten, or fifteen year installment period. Proceeds of life insurance purchased with amounts credited to the Insurance Fund shall be payable as provided in the respective policy or policies and the applicable insurance proceeds payment agreement.

     6.2  Termination of Employment
          -------------------------

     Except for amounts deferred into a Insurance Fund, Deferred Benefits shall be paid to a Participant upon his or her termination of employment, as follows:

     (a) Upon the involuntary termination of a Participant's employment by the Employer, the amount in each Deferred Benefit Account shall be payable to the Participant either (i) in the manner specified by the Participant in his or her Election Form to apply in the event of his or her involuntary termination by the Employer; or (ii) if no such specification is made, on the Deferred Benefit Commencement Date that applies to such Deferred Benefit Account, pursuant to the method requested by the Participant in his or her Election Form.

     (b) Upon the voluntary termination of employment by a Participant prior to attaining fifty-five years of age:

          (1) the amounts in each of the Participant's Deferred Benefit Accounts shall cease to earn interest and the balance of each Deferred Benefit Account shall be determined as of the nearest pay date following the Participant's Employment Termination Date determined in accordance with
     Article V hereof; and

          (2) the Employer shall pay the Participant the balance of each such Deferred Benefit Account not according to the Participant's elections as specified in his or her Election Forms but in a lump sum, to be paid within sixty (60) days of the Participant's voluntary termination.

     (c) Upon the voluntary termination of employment with the Employer by a Participant who is fifty-five years or older the Employer will pay out to such Participant all amounts in his or her Deferred Benefit Account in accordance with the instructions in the applicable Election Form.

     (d) Other provisions of this Plan to the contrary notwithstanding, in the event that a Participant's employment with the Employer is terminated for any reason, voluntarily or involuntarily, within two (2) years after a "Change in Control" of Scientific-Atlanta, Inc., the Employer shall pay the Participant the amounts in the Participant's Deferred Benefit Accounts according to the terms of
Section 6.2(a) hereof as if the Participant had been terminated involuntarily. For purposes of this Plan, a "Change in Control" shall mean any of the following events:

          (1) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934
     Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 6.2(d)(1), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (2) The individuals who are members of the Incumbent Board (as defined below), cease for any reason to constitute at least two-thirds of the Board. The "Incumbent Board" shall include the individuals who as of August 20, 1990 are members of the Board and any individual becoming a director subsequent to August 20, 1990 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

          (3) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to have occurred.

     (e) Other provisions of this Plan to the contrary notwithstanding, this Plan may not be modified, amended or terminated within two (2) years after a Change in Control.

     6.3  Total Disability
          ----------------

     Except for amounts deferred into a Insurance Fund, Deferred Benefits shall be paid to a Participant upon his or her becoming Totally Disabled, as follows:

     (a) Upon the determination that a Participant is Totally Disabled.

          (1) No further deferrals will be made from his or her Compensation:
     and

          (2) the Employer shall pay the Participant the balance in each of the Participant's Deferred Benefit Accounts as if the Participant had been terminated involuntarily, as set forth in Section 6.2(a), unless the Participant has specified in his or her Election Form a different manner of payment.

     (b) For purposes of this Plan, once a Participant is determined to be Totally Disabled, he or she will continue to be deemed Totally Disabled irrespective of the Participant's ceasing to be considered Totally Disabled for purposes of any other plan maintained by the Employer.

     (c) In the event that a Totally Disabled Participant recovers and resumes active employment with the Employer such Totally Disabled Participant may resume participation in this Plan at the discretion of the Plan Committee; provided, however, that in any event the Totally Disabled Participant shall continue to receive payments of Deferred Benefits that are then being paid pursuant to the terms of this Plan.

     6.4  Death
          -----

     Except for amounts deferred into a Insurance Fund, Deferred Benefits shall be paid upon the death of a Participant, as follows:

     (a) Upon the death of a Participant, the Employer shall pay the amounts in each of the Participant's Deferred Benefit Accounts to the Beneficiary designated by the Participant with respect to each Compensation Deferral Election in each of his or her respective Election Forms, or, if the Participant fails to so designate a Beneficiary, to his or her estate.

     (b) If the Participant dies prior to his or her Employment Termination Date, the Employer shall pay to each respective Beneficiary or to the Participant's estate, as the case may be, the amounts in each of the Participant's respective Deferred Benefit Accounts, in the same manner as for the Participant who has been terminated involuntarily, as set forth in Section 6.2(a).

     (c) If the Participant dies following his or her Employment Termination Date but prior to his or her receiving the full payment of all Deferred Benefits payable to him or her, the Employer shall pay to each of the respective Beneficiaries or to the Participant's estate, as the case may be, the same Deferred Benefit in the same manner as it otherwise would have paid to the Participant as if the Participant had not died, unless the Participant has specified in his or her Election Form a different manner of payment to a Beneficiary.

     (d) Notwithstanding the other provisions of Section 6.4, a Beneficiary may request a different payment schedule than what has been elected by the Participant, if such change does not further defer the scheduled payout, by submitting a request in writing to the Plan Committee. The granting of any such request shall be within the discretion of the Plan Committee.

     (e) If a Beneficiary who is receiving Deferred Benefits pursuant to this Plan dies, the remainder of the Deferred Benefits to which such Beneficiary was entitled at the time of his or her death shall continue to be payable to the beneficiary or beneficiaries designated by such Beneficiary in writing to the Plan Committee (or to the Beneficiary's estate or heirs if he or she fails to designate a beneficiary or beneficiaries).

                       Article VII - Hardship Withdrawals
                       ----------------------------------

     7.1  Hardship Withdrawals.  A Participant may request a Hardship Withdrawal
          ---------------------
of all or a portion of his or her Deferred Benefits (excluding amounts deferred into a Insurance Fund) before the Deferred Benefit Commencement Date, as follows:

     (a) The request for withdrawal must be to meet an "unforeseeable emergency."

     (b) For purposes of this Article VII, an unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, loss of Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, a hardship withdrawal may not be made to the extent that such hardship is or may be relieved:

          (1) Through reimbursement or compensation by insurance or otherwise,

          (2) By liquidation of the participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

          (3) By cessation of deferrals under the Plan.

     (c) The request for a Hardship Withdrawal must be made in writing to the Plan Committee and shall state the amount requested, the unforeseeable emergency to which the amount will be applied and shall also affirm that no other assets are reasonably available to meet the emergency.

     (d) The Plan Committee shall consider applicable regulatory standards in assessing whether to grant a request for a Hardship Withdrawal.

                       Article VIII - Plan Administration
                       ----------------------------------

     8.1  Plan Committee
          --------------

     This Plan and all matters related to it shall be administered by the Plan Committee. The Plan Committee shall have the authority to interpret the provisions of this Plan and to resolve all questions arising in the administration, interpretation and application of this Plan. Any such determination by the Plan Committee shall be conclusive and binding on all persons.

     8.2  Claim Procedures
          ----------------

     Any Participant or Beneficiary claiming a benefit, or requesting an interpretation, any information, or a ruling under this Pan shall present the request, in writing, to the Plan Committee, which shall respond in writing within thirty (30) days from the date on which it receives the claim or request.

                       Article IX - Participant's Rights
                       ---------------------------------

     9.1  Ineligibility to Participate in Plan
          ------------------------------------

     In the event that the Plan Committee determines that a Participant has become ineligible to continue to participate in this Plan, the Plan Committee may terminate Participant's participation in this Plan upon ten (10) days' prior written notice to the Participant. In such event, the Participant will not be entitled to make further Compensation Deferral Elections, but all current Compensation Deferral Elections shall continue in effect. All Deferred Benefit Accounts shall be payable as otherwise provided in Article VI hereof.

     9.2  Termination of Plan
          -------------------

     Subject to the provisions of Section 6.2(e) of this Plan, the Board of Directors of Scientific-Atlanta, Inc. may terminate this Plan at any time, and termination of this Plan shall be effective upon ten (10) days' written notice to all Participants in the Plan. Upon such termination of this Plan, the Employer shall pay all active Participants their Deferred Benefits as provided in Section 6.2(a) as if the employment of the Participant by the Company had been involuntarily terminated. Upon termination of the Plan, amounts credited to the Deferred Benefit Accounts of each Participant shall earn interest at the interest rate provided by the Fixed Income Fund until such amounts are paid to the Participant.

     9.3  Participant's Rights
          --------------------

     The right of a Participant or his or her Beneficiary or estate to receive any benefits under this Plan shall be solely that of an unsecured creditor of the Employer. Any asset acquired or held by the Employer or funds allocated by the Employer in connection with the liabilities assumed by the Employer pursuant to this Plan shall not be deemed to be held under any trust for the benefit of any Participant or of any of Participant's Beneficiaries or to be security for the performance of the Employer's obligations hereunder but shall be and remain a general asset of the Employer. Provided, however, that nothing herein shall affect the rights of the Participant with regard to this Plan under that certain Benefits Protection Trust, between Scientific-Atlanta, Inc. and Wachovia Bank & Trust Co., N.A., dated February 13, 1991, as amended from time to time.

     9.4  Spendthrift Provision
          ---------------------

     Neither a Participant nor any person claiming through a Participant shall have the right to commute, sell, assign, transfer, pledge, mortgage or otherwise encumber, transfer, hypothecate or convey any Deferred Benefit payable hereunder or any part thereof in advance of it actually having been received by a Participant or other appropriate recipient under this Plan, and the right to receive all such Deferred Benefits is expressly declared to be non-assignable and non-transferable. Prior to the actual payment thereof, no part of the Deferred Benefits payable hereunder shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any person claiming through a

Participant or be transferable by operation of law in the event of a Participant's or any such other person's bankruptcy or insolvency.

     9.5  Plan Not An Employment Agreement
          --------------------------------

     This Plan shall not be deemed to constitute an employment agreement between the Employer and any Participant, and no provision hereof shall restrict the right of the Employer to discharge a Participant as an employee of the Employer or the right of a Participant to voluntarily terminate his or her employment with the Employer.

     9.6  Cooperation
          -----------

     Each Participant will cooperate with the Employer by furnishing any and all information reasonably requested by the Employer in order to facilitate the payment of Deferred Benefits hereunder and by taking any such other actions as the Employer or the Plan Committee may reasonably request.

     9.7  Offset
          ------

     If a Participant or his or her Beneficiary, as the case may be, shall be indebted to the Employer at any time that Deferred Benefits are to be paid to a Participant or his or her Beneficiary under this Plan, then the Employer may reduce such Deferred Benefits by the amount of such indebtedness prior to the payment of the Deferred Benefits.

                           Article X - Miscellaneous
                           -------------------------

     10.1  Amendments and Modifications
           ----------------------------

     Subject to the provisions of Section 6.2(e) of this Plan, the Board of Directors of Scientific-Atlanta, Inc. may amend this Plan in any respect at any time, provided, however, that any amendment that does not involve a material change in the nature of the Plan or a material increase in the cost of the Plan may be adopted in writing, without approval of the Board of Directors, by the Plan Committee.

     10.2  Inurement
           ---------

     This Plan shall be binding upon and shall inure to the benefit of the Employer and each Participant hereto, and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

     10.3  Governing Law
           -------------

     This Plan shall be interpreted and administered in accordance with the Employee Retirement Income Security Act of 1974, as amended. To the extent that state law is applicable, however, the laws of the State of Georgia shall apply.

     10.4  Tax Withholding
           ---------------

     All payments made pursuant to this Plan shall be subject to the withholding of state and federal taxes, FICA tax or other taxes to the extent required by applicable law. The Plan Committee shall, before delivery of a cash payment require the Participant to make arrangements satisfactory to the Plan Committee to satisfy such withholding requirements.

     To record the adoption of the Plan (as amended and restated) by the Board on May 16, 2001, the Company has caused its authorized officers to execute this Plan.

                                SCIENTIFIC-ATLANTA, INC.



                                By:  /s/ Brian C. Koenig
                                     Brian C. Koenig

                                     Title: Senior Vice President -
                                            Human Resources



                                By:  /s/ William E. Eason, Jr.
                                     William E. Eason, Jr.

                                     Title: Senior Vice President,
                                            General Counsel and Corporate
                                            Secretary